Return by  Mail ( x  )  Pickup (   )  To:
Bilzin Sumberg Baena Price & Axelrod LLP
200 South Biscayne Boulevard, Suite 2500
Miami, Florida 33131-5340
Attn:  Post-Closing Department                                                                                                                                                                                                       This document contains 47  pages

Tax Map Key No.: (1) 8-6-001-005; 055 and 045

NOTE AND MORTGAGE
 ASSUMPTION AGREEMENT
(MSCI 2006-IQ11; Loan No. 710202870)

THIS NOTE AND MORTGAGE ASSUMPTION AGREEMENT ("Agreement") is executed JAN 15___, 2013, effective as of JAN 22__, 2013 (the "Effective Date"), and is entered into among U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ11 ("Lender"), having an address at 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7R, Corporation Trust Services, Chicago, IL 60603, Re: MSCI 2006-IQ11; Loan No 710202870; TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company ("Current Borrower"), having an address at 1900 Main Street, Suite 700, Irvine, California  92614 and A&B WAIANAE LLC, a Delaware limited liability company ("New Borrower"), having an address at 822 Bishop Street, Honolulu, Hawaii  96813.  Current Borrower and New Borrower are hereinafter sometimes collectively referred to as "Borrower Parties".

PRELIMINARY STATEMENT

A. Current Borrower is the current owner of fee title to that certain real property ("Land") and the buildings and improvements thereon ("Improvements"), commonly known as "Waianae Mall" located in the City and County of Honolulu, State of Hawaii, more particularly described in Exhibit A attached hereto and made a part hereof (the Land and the Improvements are hereinafter sometimes collectively referred to as the "Project").

B. Lender is the current owner and holder of a loan ("Loan") in the original principal amount of $22,200,000.00, as evidenced and/or secured by the documents described on Exhibit B attached hereto (together with any and all other agreements, documents, instruments evidencing, securing or in any manner relating to the Loan, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, shall hereinafter be collectively referred to as the "Loan Documents").  The Loan is secured in part by the Project, which Project is described in and encumbered by the "Security Instrument" described on Exhibit B.

C. New Borrower desires to purchase the Project from Current Borrower and to assume Current Borrower's obligations under the Loan Documents (except for items 7, 8, 9 and 11 as shown on Exhibit B) as provided herein.

D. A sale of the Project to, and the assumption of the Loan by, a third party without the consent of the holder of the Security Instrument is prohibited by the terms thereof.

E. The Lender has agreed to consent to the following requested actions (collectively the "Requested Actions"): (i) Current Borrower selling the Project to New Borrower, and (ii) New Borrower assuming all of Current Borrower's obligations under the Loan Documents (except for items 7, 8, 9 and 11 as shown on Exhibit B), on the terms and conditions hereinafter set forth.

In consideration of $10.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

ARTICLE 1

ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS

1.1 Current Borrower Representations.  As a material inducement to Lender and New Borrower to enter into this Agreement and to consent to the Requested Actions, Current Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

(a) Incorporation of Recitals.  All of the facts set forth in the Preliminary Statement of this Agreement are true and correct and incorporated into this Agreement by reference.

MIAMI 3481702.7 72496/41980

EXECUTION COPY

(b) Authority of Current Borrower.

(i) Current Borrower.  Current Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Hawaii.  TNP Strategic Retail Operating Partnership ("Current Borrower Member") is the sole member of Current Borrower.  Current Borrower Member, acting alone without the joinder of any manager of Current Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Current Borrower under this Agreement.  The execution and delivery of, and performance under, this Agreement by Current Borrower have been duly and properly authorized pursuant to all requisite limited liability company action and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Current Borrower or the articles of organization, certificate of formation, operating agreement, limited liability company agreement or any other organizational document of Current Borrower or (y) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Current Borrower is a party or by which the Project may be bound or affected.

(ii) Current Borrower Member.  Current Borrower Member is a duly organized, validly existing limited partnership in good standing under the laws of the State of Delaware and is not required by law to become qualified to conduct business in the State of Hawaii.  TNP Strategic Retail Trust, Inc. ("Current Borrower Member's GP") is the sole general partner of Current Borrower Member.  Current Borrower Member's GP, acting alone without the joinder of any other partner of Current Borrower Member or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Current Borrower Member and Current Borrower under this Agreement.  The execution and delivery of, and performance under, this Agreement by Current Borrower Member have been duly and properly authorized pursuant to all requisite partnership action and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Current Borrower Member or the certificate of limited partnership or the limited partnership agreement or any other organizational document of Current Borrower Member or (y) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Current Borrower Member is a party or by which the Project may be bound or affected.

(iii) Current Borrower Member's GP.  Current Borrower Member's GP is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland and is not required by law to become qualified to conduct business in the State of Hawaii.  Dee R. Balch ("Authorized Officer") as the CFO of Current Borrower Member's GP.  Authorized Officer, acting alone without the joinder of any other officer, director or shareholder of Current Borrower Member's GP or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Current Borrower Member's GP, Current Borrower Member and Current Borrower under this Agreement.  The execution and delivery of, and performance under, this Agreement by Authorized Officer on behalf of Current Borrower Member's GP have been duly and properly authorized pursuant to all requisite corporate action and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Current Borrower Member's GP or the articles of incorporation or bylaws or any other organizational document of Current Borrower Member's GP or (y) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Current Borrower Member's GP is a party or by which the Project may be bound or affected.

(c) Compliance with Laws.  To Current Borrower's knowledge, all permits, licenses, franchises or other evidences of authority to use and operate the Project as it is presently being operated and as contemplated by the Loan Documents are current, valid and in full force and effect.  Current Borrower has not received any written notice from any governmental entity claiming that Current Borrower or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project, including, without limitation, any notice relating to any violations of zoning, building, environmental, fire, health, or other laws, ordinances, rules, codes or regulations.

(d) Rent Roll.  The Rent Roll ("Rent Roll") attached hereto and made a part hereof as Exhibit C is a true, complete and accurate summary of all tenant leases ("Leases") affecting the Project as of the date of this Agreement.

(e) Leases.  The Leases are the only leases affecting the Project and are currently in full force and effect.  Current Borrower has not been notified of any landlord default under any of the Leases; there are no leasing broker's or finder's commissions of any kind due or to become due with respect to the Leases or the Project, other than those due in connection with the Longs Drug Store and the Ark of Safety expansions; the rents and security deposits under the Leases shown on the Rent Roll are true and correct; Current Borrower has not received any prepaid rents, except for the $816.46 shown on the January Aged Delinquencies report dated January 16, 2013, or given any concessions for free or reduced rent under the Leases and will not accept any prepaid rents for more than one month in advance; the Longs Drug Store expansion does not require the landlord to perform, or reimburse tenant for performing, any tenant improvement or related work.  All tenants at the Project are currently in possession of and are operating businesses from their leased premises.

(f) Title to Project and Legal Proceedings.  Current Borrower is the current owner of fee title in the Project.  There are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Current Borrower or the Project, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the Project, or any rights thereto to any person, entity, or government body or agency not disclosed in this Agreement.

(g) Loan Documents.  The Loan Documents constitute valid and legally binding obligations of Current Borrower enforceable against Current Borrower, as limited herein, and the Project in accordance with their terms. Current Borrower acknowledges and agrees that nothing contained in this Agreement, nor the Requested Actions, shall release or relieve Current Borrower from its obligations, agreements, duties, liabilities, covenants and undertakings under the Loan Documents arising prior to the date hereof.  Current Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender, and Wells Fargo Bank, N.A. ("Wells Fargo") and LNR Partners, LLC ("LNR") and any and all other parties appointed and/or serving as servicers of the Loan ("Servicer"), all subsidiaries, parents and affiliates of Lender and Servicer and each of the foregoing parties' predecessors in interest, and each and all of their respective past, present and future partners, members, certificate holders, officers, directors, employees, agents, contractors, representatives, participants and heirs and each and all of the successors and assigns of each of the foregoing (collectively, "Lender Parties") or with respect to (i) the Loan, (ii) the Loan Documents, or (iii) the Project.  To the extent Current Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action as of the date hereof, Current Borrower knowingly waives and relinquishes them. Current Borrower has delivered all of the Loan Documents to New Borrower.

(h) Bankruptcy.  Current Borrower has no intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. ("Bankruptcy Code"), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors ("Debtor Proceeding") under any local, state, federal or other insolvency law or laws providing relief for debtors, (ii) directly or indirectly cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against Current Borrower or any members thereof or (iii) directly or indirectly cause the Project or any portion or any interest of Current Borrower in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

(i) No Default.  To Current Borrower's knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.

(j) Post-Closing Agreement.  Current Borrower has complied with all obligations under the Post-Closing Agreement described in item 9 of Exhibit B, and delivered satisfactory evidence of such compliance to Lender or a predecessor to Lender.

(k) Reaffirmation. Current Borrower reaffirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, in all material respects, as if made on the date hereof.

1.2 Acknowledgments, Warranties and Representations of New Borrower. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

(a) Incorporation of Recitals.  All of the facts set forth in the Preliminary Statement of this Agreement are true and correct and incorporated into this Agreement by reference.

MIAMI 3481702.7 72496/41980

EXECUTION COPY

(b) Authority of New Borrower.

(i) New Borrower.  New Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Hawaii.  Alexander & Baldwin, LLC ("New Borrower Member") is the sole member and manager of New Borrower.  New Borrower Member, acting alone without the joinder of any other manager or member of New Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents.  The execution and delivery of, and performance under, this Agreement and the Loan Documents by New Borrower have been duly and properly authorized pursuant to all requisite company action and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower or the articles of organization, certificate of formation, operating agreement, limited liability company agreement, or any other organizational document of New Borrower or (y) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower is a party or by which the Project may be bound or affected. Notwithstanding anything in the Loan Documents to the contrary, New Borrower Member is not a Special Purpose Bankruptcy Remote Entity (as such term is defined in the Loan Agreement).

(ii) New Borrower Member.  New Borrower Member is a duly organized, validly existing limited liability company in good standing under the laws of the State of Hawaii and is qualified to transact business in the State of Hawaii.  Nelson N.S. Chun and Charles W. Loomis ("New Borrower Member Officers") are, respectively, Senior Vice President and an Assistant Secretary of New Borrower Member. New Borrower Member Officers, acting together, without the joinder of any manager or member of New Borrower Member or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents.  The execution and delivery of, and performance under, this Agreement by New Borrower Member on behalf of New Borrower have been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower Member or the articles of organization, certificate of formation, limited liability company agreement, or the operating agreement of New Borrower Member or any other organizational document of New Borrower Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower Member is a party or by which the Project may be bound or affected.

(c) Financial Statements.  The financial statements and other information ("Financial Statements") of Alexander & Baldwin, Inc., a Hawaii corporation ("Principal") which have been previously delivered to Lender are, to New Borrower's actual knowledge, true, complete and accurate in all material respects and accurately represent the financial condition of Principal as of the date thereof.  All of the assets shown on Principal's Financial Statements are owned by Principal, individually, as its sole and separate property, and not otherwise jointly with any other person or entity.  There has not been any material adverse change to the financial condition of Principal between the date of the Financial Statements and the date of this Agreement.  New Borrower also acknowledges and agrees to cause Principal to timely comply with all financial, bookkeeping and reporting requirements set forth in the Loan Documents, including, without limitation, those set forth in Section 6.3 of the Loan Agreement (as defined in Exhibit B attached hereto).  New Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes.  To the extent that the balance sheets and financial statement of New Borrower are consolidated with those of New Borrower Member or Principal, that the consolidated balance sheets and financial statements will clearly identify the assets and liabilities of New Borrower as belonging to New Borrower and will provide Lender with copies of said consolidated balance sheets and financial statements.   Lender has been advised that New Borrower and New Borrower Member are disregarded entities and do not file tax returns. Lender agrees that New Borrower shall not be required to deliver tax returns to Lender, provided that Principal delivers to Lender its annual audited financial statements and any other financial statements or information required by the terms of the Guaranty, as amended by the terms hereof.

(d) Bankruptcy Proceedings.  None of New Borrower, New Borrower Member nor Principal nor any of New Borrower Member's or Principal's managers, members, shareholders (other than shareholders of Principal), affiliates or other entities which may be owned or controlled directly or indirectly by New Borrower, New Borrower Member or Principal (collectively, the "Related Entities") has been a party to any Debtor Proceeding  within seven (7) years prior to the date of this Agreement.

(e) Defaults on Other Indebtedness.  Neither New Borrower nor any of the Related Entities has materially defaulted under its or their obligations with respect to any other indebtedness.

(f) New Borrower's Organizational Documents.  New Borrower has not transacted any business in New Borrower's name since its formation.  New Borrower is and will continue to be in full compliance with all of its organizational documents and the single purpose entity and separateness requirements of the Loan Documents and such organizational documents do not conflict with any of such single purpose entity and separateness requirements of the Loan Documents.

(g) Assets of New Borrower.  The only assets of New Borrower are the Project, the personal property owned by New Borrower and used in connection with the Project and cash or cash equivalents.

(h) Management of Project.  New Borrower is entering into that certain Management Agreement with Colliers International Real Estate Management Services (HI), LLC, a Delaware limited liability company, doing business as Colliers International ("Project Manager") for the management of the Project (the "New Management Agreement").  The term "Management Agreement" or "management agreement" or such other similar term in the Loan Documents shall hereafter refer to the New Management Agreement.  The term "Property Manager" or such other similar term in the Loan Documents shall hereafter refer to the Project Manager.  New Borrower covenants and agrees to comply with and to cause the Project Manager to comply with all terms and conditions of the Loan Documents concerning the management of the Project, including without limitation the obligation to obtain Lender's consent to the management of the Project by any entity other than Project Manager.  Project Manager shall execute and deliver to Lender a subordination of the New Management Agreement in form acceptable to Lender.

(i) Loans to Related Entities.  There are no loans payable by New Borrower to any of the Related Entities or any other entities or persons.

(j) Non-Consolidation Opinion.  New Borrower will comply with each of the assumptions made with respect to it in that certain substantive non-consolidation opinion letter, dated the date hereof, delivered by New Borrower's counsel in connection with the Requested Actions (the "Non-Consolidation Opinion"), including but not limited to, any exhibits attached hereto, any certificates referred to therein and any subsequent non-consolidation opinion delivered in accordance with the terms and conditions of the Security Instrument.  New Borrower has caused and shall cause each entity other than New Borrower with respect to which an assumption is made in the Non-Consolidation Opinion, including but not limited to, any exhibits attached thereto, and to comply with each of the assumptions made with respect to it in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, and any certificates referred to therein. All of the assumptions made in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, and any certificates referred to therein are true and correct.

(k) New Borrower Parties' Interests.  None of New Borrower nor any of the other Related Entities is obtaining a loan to finance its direct or indirect interest in New Borrower or the Project or pledging its direct or indirect interest in New Borrower to any party, and none of the Related Entities have any right to take over direct or indirect control of New Borrower or the Project.

(l) Prohibited Person.  New Borrower warrants and represents, after review of the website identified below, that none of New Borrower, New Borrower Member nor Principal nor any of their respective officers, directors, shareholders (other than shareholders of Principal), members or affiliates (including the holders of indirect equity interests in New Borrower, but excluding any shareholders of Principal) is an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224, issued on September 24, 2001 (“EO13224“), (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC“) most current list of “Specifically Designated Nationals and Blocked Persons“ (which list may be published from time to time in various media including but not limited to, the OFAC website, http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf, (iii) who commits, threatens to commit or supports “terrorism“, as that term is defined in EO13224, or (iv) who, to the actual knowledge of New Borrower, is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses [i] – [iv] above are herein referred to as a “Prohibited Person“).  New Borrower covenants and agrees that none of New Borrower, New Borrower Member nor Principal nor any of their respective officers, directors, shareholders (other than shareholders of Principal), members or affiliates (including the holders of indirect equity interests in New Borrower, but excluding shareholders of Principal) will (a) knowingly conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (b) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224.  New Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification as may be requested by Lender in its reasonable discretion, confirming that, based on reasonable inquiry (x) none of New Borrower, New Borrower Member nor Principal nor any of their respective officers, directors, shareholders (other than shareholders of Principal), members or affiliates (including the holders of indirect equity interests in New Borrower, but excluding shareholders of Principal) is a Prohibited Person and (y) none of New Borrower, New Borrower Member nor Principal nor their respective officers, directors, shareholders (other than shareholders of Principal), members or affiliates (including the holders of indirect equity interests in New Borrower, but excluding any shareholders of Principal) has (a) knowingly conducted any business, or engaged in any transaction or dealing, with any Prohibited Person, including,  but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person or (b) knowingly engaged in or conspired to engage in any transaction that evaded or avoided, or had the purpose of evading or avoiding, or attempted to violate, any of the prohibitions set forth in EO13224.

(m) Loan Documents.  The Loan Documents (excluding items 5,7,8,9 and 11 on Exhibit B), from and after the date hereof, are valid and legally binding obligations of New Borrower, enforceable against New Borrower and the Project in accordance with their terms.  This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which New Borrower acknowledges to be valid and existing liens and security interests in the Project.  New Borrower agrees that the lien and security interests created by the Loan Documents continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the Project or any collateral described in financing statements filed in connection with the Loan Documents and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged.  New Borrower has no defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action of any kind or nature whatsoever against the Lender Parties with respect to (i) the Loan, (ii) the Debt (as such term is defined in the Loan Agreement), (iii) the Loan Documents, or (iv) the Project.  To the extent New Borrower would be deemed to have any such defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action as of the date hereof, New Borrower knowingly waives and relinquishes them.  New Borrower acknowledges that it has received copies of all of the Loan Documents (excluding items 5,7,8,9 and 11 on Exhibit B).

(n) No Default.  To New Borrower's actual knowledge, except as set forth in this Agreement, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.

(o) Inspections.  Other than that certain Property Condition Assessment for the Project dated December 21, 2012, prepared by Marx/Okubo Associates, Inc. under Project No. 12-9228 (the "PCA"), that certain Phase 1 Environmental Site Assessment for the Project dated December 20, 2012, prepared by Bureau Veritas North America, Inc. under Project No. 17012-012175.00 (the "Phase 1") and that certain Limited Phase II Environmental Investigation for the Project dated January 10, 2013, prepared by Bureau Veritas North America, Inc. under Project No. 17012-012175.00 (the "Phase II"), New Borrower has not obtained any other written inspection reports relating to the Project.  Additionally, New Borrower has not obtained any tenant estoppel certificates from the tenants located at the Project that have not been delivered to Lender.

(p) Subdivision and Designation of Easements.  New Borrower may undertake the subdivision and designation of the easements granted in Documents 732618, 773920 and 200769 filed in the Records (as defined in Exhibit B attached hereto). Such subdivision and designation of the easements shall not expand, enlarge, limit, amend or other- wise modify or affect the scope, purpose, location, or size of the easement. The only purpose of such subdivision and designation is to ensure that such easements will be recognized by the Land Court of the State of Hawaii.

(q) Reaffirmation. To New Borrower's actual knowledge, New Borrower affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, in all material respects, as if made on the date hereof provided, however, that Lender has been advised that Alexander & Baldwin, Inc., is a publicly traded corporation and therefore is unable to make any representations regarding and on behalf of its shareholders.

ARTICLE 2

ACKNOWLEDGMENTS AND COVENANTS OF BORROWER PARTIES

As a material inducement to Lender to enter into this Agreement and to consent to Requested Actions each of Borrower Parties, as to itself only, acknowledges, warrants, represents, covenants and agrees to and with Lender as follows:

2.1 Assumption of Loan.  New Borrower hereby assumes the indebtedness due under the Note (as defined in Exhibit B attached hereto), the Loan and all of Current Borrower’s other obligations, as grantor, mortgagor, borrower, assignor, trustor, indemnitor, guarantor, or maker, as the case may be, under the Loan Documents to the same extent as if New Borrower had signed such instruments.  New Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents.

2.2 Indebtedness.  As of January 11, 2013, the outstanding principal balance of the Loan was $19,716,932.89 and the following escrow and reserve balances (collectively, "Escrow Balances") are being held by Lender: (a) a tax escrow balance of $153,930.15; (b) an insurance escrow balance of $55,717.10; (c) a capital reserve balance of $9,531.91; (d) a tenant reserve balance of $190,063.82; and (d) a deferred maintenance reserve of $37.44.  Further, Borrower Parties acknowledge and agree that Lender will continue to hold the Escrow Balances for the benefit of New Borrower in accordance with the terms of the Loan Documents.  In the event of any error in,  or omission from, the foregoing, Lender shall not be prejudiced, limited, or estopped, in any way in its right to charge, collect and receive any and all monies lawfully due Lender under the Loan Documents.  By its execution hereof, Lender represents and warrants to New Borrower that to Lender's actual knowledge (i) the amounts set forth above are correct, (ii) Lender has not issued any written notices of default to Current Borrower which have not been cured, and (iii) there are no existing material defaults under the Loan Documents, other than any defaults that may arise or may have arisen based on Current Borrower's failure to comply with the terms of Section 3.2 of the 2010 Assumption Agreement (as defined on Exhibit B attached hereto).

2.3 Assumption Fee.  Simultaneously with or prior to the execution hereof, any or both of Borrower Parties shall pay to or has paid Lender: (i) an application fee equal to $5,000.00, (ii) an assumption fee equal to $98,584.66, which is 0.5% of the outstanding principal balance of the Loan; (iii) a consent fee equal to: $49,292.33; (iv) a consent fee in the amount of $50,000.00 to be paid by Current Borrower; (v) an administration fee equal to $125.00; (vi) a flood determination fee equal to $15.00; (vii) a credit review fee equal to $590.00; and (viii) an insurance review fee equal to $400.00, each of which Borrower Parties agrees are fees for new consideration and are not interest charged in connection with the Loan.

2.4 Payment of Transaction Costs and Expenses.  Any or both of Borrower Parties shall pay at the time of execution of this Agreement by Lender:  (a) the legal fees and disbursements of Lender's counsel, Bilzin Sumberg Baena Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; (b) all recording costs and documentary stamps, or other taxes if any, due upon the recording of this Agreement; and (c) the costs of updating Lender's policy of title insurance insuring the Security Instrument to a current date and endorsing such policy to include this Agreement in the description of the Security Instrument with no additional exceptions, or, at Lender's option, the cost of obtaining a new Lender's policy of title acceptable to Lender insuring the Loan Documents as affected by this Agreement.

2.5 Information.  All information provided to Lender, Wells Fargo,  LNR or any other Servicer of the Loan by or on behalf of any of Borrower Parties, Current Indemnitor (as hereinafter defined), New Indemnitor (as hereinafter defined) or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) the Requested Actions, (ii) this Agreement or the transactions contemplated hereby or (iii) the Project, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by  Lender or any Servicer,  including, but not limited to, Master Servicer or LNR, to any rating agency is expressly consented to by Borrower Parties, Current Indemnitor and  New Indemnitor will not infringe upon or violate any intellectual property rights of any party.  Borrower Parties, Current Indemnitor and  New Indemnitor by their execution of this Agreement or the Joinders attached hereto, jointly and severally, agree to reimburse, indemnify and hold Lender Parties harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs) (collectively, “Indemnification Costs”), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortuous conduct of any Borrower Parties, Current Indemnitor and  New Indemnitor in connection with the Requested Actions, this Agreement or the transactions contemplated hereby, or the Project, including the misrepresentation of financial data presented to Lender or any Servicer.

2.6 Release and Covenant Not To Sue.  Each of Borrower Parties, as to itself and all of its heirs, successors and assigns only, remises, releases, acquits, satisfies and forever discharges Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of completion of the Requested Actions ("Acquisition Date"), including, without limitation, matters arising out of or relating to (a) the Loan, (b) the Loan Documents, (c) the Debt, (d) the Project, and (e) any other agreement or transaction between Borrower Parties or any one of them and any of Lender Parties concerning matters arising out of or relating to the items set forth in subsections (a) – (d) above.  Each of Borrower Parties, as to itself and all of its respective heirs, successors and assigns only, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

2.7 Further Assurances.  Borrower Parties shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be requested from time to time by Lender to perfect and to maintain the perfection of Lender's security interest in and to the Project, and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

ARTICLE 3

ADDITIONAL PROVISIONS

3.1 Modifications to Loan Agreement.  For so long as New Borrower owns the Project and Principal controls New Borrower, the following modifications to the Loan Agreement shall apply:

(a) Control.  The reference to forty-nine percent (49%) in the definition of "Control" set forth in Section 1.1.2 of the Loan Agreement is hereby revised to read "fifty-one percent (51%)."

(b) Borrower Representative.   The references to “Borrower Representative” in the Loan Agreement shall be changed to be New Borrower Member, provided, however, that the reference to "Borrower Representative" in Section 5.12 of the Loan Agreement shall be deleted in its entirety.

(c) Guarantor.  The definition of the term "Guarantor" set forth in Section 1.1. of the Loan Agreement shall hereafter mean and refer to Alexander & Baldwin, Inc., a Hawaii corporation.

(d) Key Principal.  The definition of the term "Key Principal" shall hereafter mean and refer to Alexander & Baldwin, Inc., a Hawaii corporation.

(e) Capital Expense Reserve Subaccount.  Commencing with the first Payment Date following the date hereof, the monthly payment into the Capital Reserve Subaccount shall be increased to $69,114.00 per month which shall be due and payable on each Payment Date (as such term is defined in the Loan Agreement) in accordance with Section 3.4 of the Loan Agreement.

(f) Foundation Escrow. New Borrower shall complete the remediation work being undertaken by Current Borrower to repair the foundation of the American Savings Bank (the "Foundation Work").  Lender has been advised that the parties have agreed that the cost to complete the Foundation Work is $292,555.00 (the "Foundation Escrow").  Simultaneously with its execution hereof, New Borrower agrees to deposit with Lender the Foundation Escrow. Lender shall deposit the Foundation Escrow into the Capital Reserve Subaccount (as such term is defined in the Loan Agreement) held by Lender or Servicer, and such funds shall be deemed to constitute part of the "Capital Reserve Subaccount" as described in and for all purposes under Section 3.4, 3.9 and any other applicable provision of the Loan Agreement.  Notwithstanding anything in this Agreement or the Loan Documents to the contrary, the Foundation Escrow shall be disbursed in accordance with Section 3.4 of the Loan Agreement. Any funds in the Foundation Escrow not used to complete the Foundation Work shall be returned by Lender to New Borrower upon acceptance by Lender of satisfactory evidence of the full and timely completion of such Foundation Work.

(g) Immediate Capital Needs.

(i) Simultaneously with the execution hereof, New Borrower shall deposit with Lender the sum of Fifty Thousand and 00/100 Dollars ($50,000.00) (the "Immediate Capital Needs Deposit") as additional security for the payment of the Debt and performance by New Borrower of all other terms, conditions and provisions of the Loan Documents.  Lender has been advised, and New Borrower hereby represents and warrants to Lender, that the Capital Needs Deposit represents 125% of the amount necessary for New Borrower to the Immediate Deferred Maintenance and Capital Costs described in the PCA (the "Immediate Capital Needs"). Lender shall deposit the Immediate Capital Needs Deposit into the Capital Reserve Subaccount held by Lender or Servicer and such funds shall be deemed to constitute part of the "Capital Reserve Subaccount" as described in and for all purposes under Section 3.4, 3.9 and any other applicable provision of the Loan Agreement.  Notwithstanding anything in this Agreement or the Loan Documents to the contrary, the Immediate Capital Needs Deposit shall be disbursed in accordance with Section 3.4 of the Loan Agreement.

(ii) Except to the extent required to correct the Unsafe Conditions (as defined below) or any other conditions that cause a violation of the terms of any of the Loan Documents with respect to the maintenance of the Project, within three hundred sixty five (365) days from the date hereof, New Borrower shall commence, and provide Lender with satisfactory evidence of such commencement of, the Immediate Capital Needs described in the PCA.  Within ninety (90) days from the date hereof, New Borrower shall complete or cause the completion of the Foundation Work.  If the Immediate Capital Needs cannot be completed within said 365-day period, or if the Foundation Work cannot be completed within said 90-day period despite diligent efforts by New Borrower to achieve the same, then and in either of such events, upon written request (accompanied by satisfactory evidence that New Borrower has been exercising diligent efforts to timely complete the Foundation Work and/or the Immediate Capital Needs, as applicable), Lender shall extend the time period to complete any then remaining and outstanding Immediate Capital Needs or the Foundation Work so long as New Borrower continues to use diligent efforts to complete or cause the completion of any such remaining Immediate Capital Needs and the Foundation Work, and provide Lender with evidence of such efforts, but in no event shall such extended period exceed a period of three (3) months from the expiration of the 365-day period or the 90-day period, whichever is applicable.  Upon completion of the Immediate Capital Needs and the Foundation Work, New Borrower shall pay for a Lender approved inspection company ("Inspector") to inspect the Project to determine if the Immediate Capital Needs and the Foundation Work have been timely and fully completed.  If the Immediate Capital Needs or the Foundation Work have not been timely and fully completed, the Inspector shall provide a written report (the "Report") regarding the status of the Immediate Capital Needs and/or the Foundation Work, as applicable, and shall specifically outline the work necessary to complete the Immediate Capital Needs and/or the Foundation Work and a time frame for doing so.  New Borrower shall complete the Immediate Capital Needs and the Foundation Work, if applicable, set forth in the Inspector's report within the time frame set forth in the Report or New Borrower shall be in default hereunder, whereupon, Lender, in addition to all other rights and remedies for default under the Loan Documents, shall have the right, but not the obligation, to use the funds being held in any of the escrow accounts being held by Lender to complete the Immediate Capital Needs and/or the Foundation Work.

(iii) In addition to repairing and /or replacing the Immediate Capital Needs listed in the PCA, New Borrower shall repair and/or replace or New Borrower shall cause the repair or replacement of the items set forth in the on the Immediate Deferred Maintenance and Capital Costs Chart (the "Capital Costs Chart") in the PCA (the "Deferred Maintenance Items") within the time frames set forth on the Capital Costs Chart.  New Borrower shall promptly upon completion provide satisfactory evidence to Lender of the full and timely repair and/or replacement of such items.  If the Deferred Maintenance Items cannot be completed within the aforesaid time frames despite diligent efforts by New Borrower to achieve the same, then and in such event, the time period to complete any then remaining and outstanding Deferred Maintenance Items shall be extended so long as New Borrower continues to use diligent efforts to complete or cause the completion of any such remaining Deferred Maintenance Items and provides Lender with notice and satisfactory evidence of such diligent efforts and provided further that in event shall any such extended period exceed a period of six (6) months beyond the time frame given for such completion in the Capital Costs Chart.  Failure to fully and timely complete such repairs and/or replacements shall constitute a default under the Loan Documents.

(h) Rollover Reserve Subaccount.  Commencing with the first Payment Date following the date hereof, the monthly payment into the Rollover Reserve Subaccount shall be increased to $24,223.00 per month which shall be due and payable on each Payment Date (as such term is defined in the Loan Agreement) in accordance with Section 3.5 of the Loan Agreement.  In addition, from and after the date hereof, New Borrower agrees that the reference to the cap of $220,000.00 in the third sentence of Section 3.5 of the Loan Agreement is hereby increased to $600,000.00.

(i) Rollover Reserve Deposit

(i) Simultaneously with the execution hereof, New Borrower shall deposit with Lender the sum of Three Hundred Thousand and 00/100 Dollars ($300,000.00) (the "Rollover Reserve Deposit") as additional security for the payment of the Debt and performance by New Borrower of all other terms, conditions and provisions of the Loan Documents.  Lender agrees that the Rollover Reserve Deposit shall be counted towards the $600,000 cap referenced in Section (h) above.  Lender has been advised, and New Borrower hereby represents and warrants to Lender, that the Rollover Reserve Deposit represents a portion of the funds needed for leasing commissions and tenant's improvements which New Borrower will be required to pay in connection with the extension and expansion of the Long's Drug Store currently located at the Project.  Lender shall deposit the Rollover Reserve Deposit into the Rollover Reserve Subaccount held by Lender or Servicer and such funds shall be deemed to constitute part of the "Rollover Reserve Subaccount" as described in and for all purposes under Section 3.5, 3.9 and any other applicable provision of the Loan Agreement, provided, however, New Borrower acknowledges and agrees that the Rollover Reserve Deposit can only be used by New Borrower in connection with the extension and expansion of the Long's Drug Store.  Notwithstanding anything in this Agreement or the Loan Documents to the contrary, the Rollover Reserve Deposit shall be disbursed in accordance with Section 3.5 of the Loan Agreement.

(j) Reserve Deposits.  The deposit by New Borrower of the Immediate Capital Needs and the Rollover Reserve Deposits shall not relieve New Borrower from any of its obligations under the Loan Agreement or any of the other Loan Documents to make any deposit into any of the other Subaccounts (as such term is defined in the Loan Agreement) as required under the Loan Agreement, including, but not limited to, the monthly payments required to be deposited into the Tax and Insurance Subaccount under Section 3.3 of the Loan Agreement, Capital Reserve Subaccount under Section 3.4 of the Loan Agreement or the Rollover Reserve Subaccount under Section 3.5 of the Loan Agreement.

(k) Deleted Reserves.    Sections 3.11, 3.12 and 3.13 of the Loan Agreement and any and all references to such Sections or to any defined terms therein, in the Loan Agreement or in any of the other Loan Documents are hereby deleted in their entirety

(l) Flood Zone.  The last sentence of Section 4.14 of the Loan Agreement is hereby deleted.

(m) Annual Reports.  Section 6.3.2 shall be amended as follows:

(i) the first sentence of Section 6.3.2 of the Loan Agreement shall be deleted in its entirety and amended to read as follows:

Guarantor shall furnish to Lender annually within ninety (90) days after each calendar year, a complete copy of Guarantor’s audited annual financial statements prepared by an independent certified public accountant and certified by Borrower and by Guarantor in form and content reasonably acceptable to Lender, in accordance with GAAP or any other accounting method, consistently applied, and containing balance sheets and statements of profit and loss for Guarantor in such detail as Lender may reasonably request.

(ii) the first phrase of the second sentence of Section 6.3.2 which reads “Each such statement” shall be replaced with “For the Property, Borrower shall furnish an unaudited operating statement which statement…”

(n) Quarterly Reports.  Section 6.3.3, which shall be retitled "Quarterly Reports," shall be amended as follows:

(i) Borrower shall furnish to Lender the documents described in Section 6.3.3 within thirty (30) days after the end of each quarter instead of twenty (20) days;

(ii) Section 6.3.3(ii) shall be deleted in its entirety and amended to read "intentionally omitted";

(iii) Section 6.3.3(i) shall be amended such that Borrower shall not be required to furnish Lender with monthly operating statements.  Borrower shall only be required to furnish to Lender quarterly and year-to-date operating statements in accordance with the remainder of Section 6.3.3(i); and

(iv) Section 6.3.3(vii) shall be amended such that Borrower shall only be required to furnish the rent rolls on a quarterly basis and not on a monthly basis, provided, however, Lender reserves the right to reasonably request such rent rolls on a monthly basis, from time to time.

(o) Annual Budget.  Section 6.3.5 shall be amended as follows:

(i) Borrower shall be required to submit the Annual Budget by December 1st of each year; and

(ii) Borrower's Operating Budget shall be on an accrual basis rather than a cash and accrual basis.

(p) Borrower Notices.  The reference to two (2) Business days in Section 6.2(b)(i) of the Loan Agreement is hereby amended to read: "ten (10) days."

(q) Key Bank Credit Facility.  All references in the Loan Documents to the Key Bank Credit Facility and any obligations pertaining to the Key Bank Credit Facility are hereby deleted in their entirety.

(r) Ownership of Borrower. Schedule 3 referenced in Section 4.17 of the Loan Agreement is deleted in its entirety and replaced with Schedule 3 attached hereto.

(s) Insurance. Section 7.1 of the Loan Agreement shall be amended as follows:

(i) The third sentence of Section 7.1.1(a) of the Loan Agreement is hereby replaced with the following:

Each such insurance policy (other than Terrorism which shall be in an amount no less than $10,00,000.00 and Flood which shall be in an amount no less than $22,200,000.00) shall (i) be in an amount equal to the greater of (A) one hundred percent (100%) of the then replacement cost of the Improvements without deduction for physical depreciation, and (B) such amount as is necessary so that the insurer would not deem Borrower a co-insurer under such policies, (ii) have deductibles no greater than the lesser of $100,000 or five percent (5%) of Net Operating Income per occurrence, (iii) be paid annually in advance and (iv) contain an agreed amount replacement cost endorsement with a waiver of depreciation, and shall cover, without limitation, all tenant improvements and betterments that Borrower is required to insure pursuant to any Lease on a replacement cost basis.

(ii) Section 7.1.1(d)(iii) of the Loan Agreement is hereby replaced with the following:

iii) containing an extended reporting period of indemnity endorsement which provides that after the physical loss to the Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was prior to the loss, or the expiration of twelve (12) months from the date that the Property is damaged, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period.

(iii) Section 7.1.2(i) of the Loan Agreement is hereby replaced with the following:

(i) issued by companies approved by Lender and authorized to do business in the State, with a minimum AM Best rating of A-, VII;

(iv) Section 7.1.2(v)  of the Loan Agreement is hereby replaced with the following:

(v) be assigned as permitted under Borrower’s policies and the originals thereof delivered to Lender;

(v) The third sentence of Section 7.1.2 of the Loan Agreement is hereby replaced with the following:

If Borrower does not furnish such evidence and receipts at least thirty (30) days after the renewal, then Lender may, but shall not be obligated to, procure such insurance and pay the Insurance Premiums therefor, and Borrower shall reimburse Lender for the cost of such Insurance Premiums promptly on demand, with interest accruing at the Default Rate.

(vi) The fourth sentence of Section 7.1.2 of the Loan Agreement is hereby replaced with the following:

Borrower shall submit to Lender a copy of each Policy required under Section 7.1.1 within 90 days of its effective date.

3.2 O&M Plan.  Within ninety (90) days from the date hereof, New Borrower shall cause to be prepared and commence to implement an operations and maintenance plan (an "O&M Plan") in form and substance reasonably acceptable to Lender for maintaining the asbestos containing materials referenced in the Phase 1 and Phase II. Failure to timely commence the implementation of the approved O&M Plan shall constitute an Event of Default under the Loan Documents.

3.3 Legal Description. The legal description for the Project, the Premises (as such term is defined in the Security Instrument), the Property (as such term is defined in the Assignment of Leases (as defined on Exhibit B attached hereto) and any and all other similar terms for the Project in any and all other Loan Documents shall hereafter be revised to mean and refer to real property legally described on Exhibit A attached hereto.

3.4 City Mill Company Lease Estoppel.  New Borrower shall use diligent efforts to obtain, within ninety (90) days from the date hereof, a revised estoppel letter from City Mill Company, Limited ("City Mill"), the tenant under that certain lease (the "City Mall Lease") between Original Borrower, as landlord and City Mill, as tenant or other satisfactory evidence that City Mill no longer has any claims against the landlord under the City Mall Lease for (a) the cost of the water valve replacement which occurred in October 2005 in the amount of $37,272.00, or (b) the unsafe condition of the pavement and parking lot light fixtures in the parking lot fronting the City Mill store (the "Unsafe Conditions"). Failure to use such diligent efforts to obtain such revised estoppel letter or other satisfactory evidence shall constitute an Event of Default under the Loan Documents.

3.5 Consent of Lender.  Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions.  Each of Borrower Parties, Current Indemnitor (as defined in the Joinder by and Agreement of Current Indemnitor attached hereto (the "Current Indemnitor Joinder")) and New Indemnitor (as hereinafter defined) agree that neither this Agreement nor Lender’s consent to the Requested Actions shall be deemed Lender’s consent or a waiver of Lender’s right to consent to any other action requiring Lender consent under the Loan Documents that may be contained in any of the documents or items delivered to Lender in connection with the Requested Actions, whether or not such documents or items were reviewed and/or accepted by Lender.  Neither this Agreement nor Lender’s consent to the Requested Actions shall constitute a modification of any of the terms or conditions of the Loan Documents, except as provided in Section 3.1 hereof.

3.6 Release of Current Indemnitor and Current Borrower.  By its execution hereof, Lender hereby releases (i) Current Indemnitor from its obligations under the Guaranty (as defined in Exhibit B attached hereto) in accordance with and subject to the terms of the Current Indemnitor Joinder and (ii) Current Borrower for any acts or events occurring or obligations arising under the Loan Documents after the Acquisition Date with the exception of any liability of Current Borrower based upon (a) any material misrepresentation of Current Borrower in this Agreement or any other document executed in connection herewith and/or (b) its obligations under Section 1(b) of the Guaranty as it relates to Section 10.1(c) of the Loan Agreement (the "Environmental Indemnity Obligations Under Guaranty") that are caused by Current Borrower or any of its agents or result from the existence of conditions existing prior to the Acquisition Date or migrating to or from any portion of the Project prior to the Acquisition Date, or result from a violation of Environmental Laws (as such term is defined in the Loan Agreement) prior to the Acquisition Date.

3.7 UCC Filings.  New Borrower hereby grants and confirms unto Lender a first lien priority security interest in all of New Borrower's assets, including but not limited to all of its (i) personal property and all of the fixtures located at the Project and (ii) the Mortgaged Property (as such term is defined in the Security Instrument) to the maximum extent permitted by the Uniform Commercial Code as enacted in the states of Hawaii and Delaware ("UCC").  Borrower Parties hereby consent to the filing of any financing statements or UCC forms required to be filed in the applicable states or any other applicable filing office, including, but not necessarily limited to, the state of organization of New Borrower and in the Bureau of Conveyances of the State of Hawaii (collectively "Filings") in order to perfect or continue the perfection of said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the UCC, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent of either of the Borrower Parties.

3.8 References to Loan Documents.  All references to the term Loan Documents in the Security Instrument and the other Loan Documents shall hereinafter be modified to include this Agreement and all documents executed and/or required in connection with the Requested Actions.

ARTICLE 4

MISCELLANEOUS PROVISIONS

4.1 No Limitation of Remedies.  No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

4.2 No Waivers.  Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law.  No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.  No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions.  Any party hereto may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement.

4.3 Successors or Assigns.  Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included.  All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

4.4 Construction of Agreement.  Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision.  Borrower Parties at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement and have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery.  No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement.  All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represents the final and sole agreement of the parties with respect to the subject matters.  All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others.  The execution and delivery of this Agreement are the free and voluntary act of Borrower Parties.

4.5 Invalid Provision to Affect No Others.  If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity.  If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

4.6 Notices.  Notwithstanding anything to the contrary contained in any of the Loan Documents, any and all notices, elections, approvals, consents, demands, requests and responses ("Communications") permitted or required to be given under this Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or a nationally recognized overnight courier service (such as FedEx), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section.  Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section.  Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt.  Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

                                U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE
                                c/o Wells Fargo Bank, N.A.
                                Wells Fargo Commercial Mortgage Servicing
                                1901 Harrison Street, 7th Floor
                                Oakland, California 94612
                                Re:  MSCI 2006-IQ11; Loan No.:  710202870

With a copy to:

LNR Partners, LLC
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attn:           Director of Servicing
Re:  MSCI 2006-IQ11 Loan No.:  710202870

and, if given to Current Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

TNP SRT WAIANAE MALL, LLC 1900 Main Street, Suite 700 Irvine, California 92614 Attn: Tim O'Brien Facsimile: (949) 252-0212

With a copy to:

Kaplan Voekler Cunningham & Frank PLC 7 East Second Street Richmond, Virginia 23224 Attn: D. Zachary Grabill Facsimile: (804) 525-1798

and, if given to New Borrower, must be addressed as follows, subject to change as provided above:

A&B WAIANAE LLC 822 Bishop Street Honolulu, Hawaii 96813 Attn: Lance Parker Facsimile: (808) 525-8447

With a copy to:

Alexander & Baldwin, LLC 822 Bishop Street Honolulu, Hawaii 96813 Attn: Charles Loomis, Esq. Facsimile: (808) 525-6678

4.7 Governing Law.  This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State in which the Project is located.

4.8 Headings; Exhibits.  The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

4.9 Modifications.  The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted. Lender's consent to the Requested Actions shall not be deemed to constitute Lender's consent to any provisions of the organizational documents that would be in violation of the terms and conditions of any of the Loan Documents.

4.10 Time of Essence; Consents.  Time is of the essence of this Agreement and the Loan Documents.  Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

4.11 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement.  Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

4.12 New Indemnitor Joinder.  New Indemnitor (as defined in the Joinder By and Agreement of New Indemnitor attached hereto) shall assume the obligations of Current Borrower and/or Current Indemnitor under the Guaranty pursuant to the Joinder by and Agreement of New Indemnitor attached hereto.

4.13 WAIVER OF TRIAL BY JURY.  BORROWER PARTIES HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THE SECURITY INSTRUMENT, THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.   THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER PARTIES, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER PARTIES.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

MIAMI 3481702.7 72496/41980

EXECUTION COPY

The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:                                                                                             LENDER:

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ11

By:	LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney-in-fact

By:              /s/ Arnold Shulkin
                           Arnold Shulkin, VP

STATE OF FLORIDA                                         )
) SS:
COUNTY OF MIAMI-DADE                            )

The foregoing instrument was acknowledged before me this 15th day of January, 2013, by Arnold Shulkin, as VP of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, on behalf of said limited liability company, as attorney-in-fact for U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ11, on behalf of the said trust.  He x is personally known to me or _____ has produced a driver’s license as identification.

    /s/ Ciney Torres
    Notary Public, State of Florida
    Print Name:_Ciney Torres
My Commission Expires:05/17/16

[AFFIX NOTARY STAMP ABOVE]

MIAMI 3481702.7 72496/41980

EXECUTION COPY

The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:                                                                                                           CURRENT BORROWER:

TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Member

By:          TNP Strategic Retail Trust, Inc.,
a Maryland corporation,
its General Partner

   By:           /s/ Dee Balch
Print Name:                                                          Name:           Dee Balch
Title:           CFO

Print Name:

STATE OF                      California                      )
 ) SS.:
COUNTY OF                  Orange                           )

On the 11 day of January, in the year 2013, before me Thuy Nguyen, the undersigned, a Notary Public in and for said State, personally appeared Dee Balch, as CFO of TNP Strategic Retail Trust, Inc., a Maryland corporation, general partner of TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, sole member of TNP SRT Waianae Mall, LLC, a Delaware limited liability company, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Thuy Nguyen
                Notary Public, State of California
                My Commission Expires: 06/27/2014

MIAMI 3481702.7 72496/41980

EXECUTION COPY

The parties have executed and delivered this Agreement as of the day and year first above written.

                    NEW BORROWER:

                   A&B WAIANAE LLC,

                   a Delaware limited liability company

By:	Alexander & Baldwin, LLC,

a Hawaii limited liability company

Its Sole Member/Manager

By:   /s/ Nelson N.S. Chun
Nelson N.S. Chun
Its Senior Vice President

By:   /s/ Charles W. Loomis
Charles W. Loomis
Its Assistant Secretary

MIAMI 3481702.7 72496/41980

EXECUTION COPY

STATE OF HAWAII                                                          )
)      SS:
CITY AND COUNTY OF HONOLULU                            )

On this 14th day of January, 2013, before me personally appeared NELSON N. S. CHUN, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

/s/ Leimomi Clark Notary Public, State of Hawaii Printed Name: Leimomi Clark My commission expires: 01/30/2016

(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description:  Note and Mortgage Assumption Agreement
Doc. Date: ___________________ or x Undated at time of notarization.
No. of Pages: 43 Jurisdiction:  First Circuit
                        (in which notarial act is performed)
/s/ Leimomi Clark                                                                  January 14, 2013
Signature of Notary                                                             Date of Notarization and
Certification Statement
Leimomi Clark                                                                                                                                               (Official Stamp or Seal)
Printed Name of Notary

MIAMI 3481702.7 72496/41980

EXECUTION COPY

STATE OF HAWAII                                                           )
)      SS:
CITY AND COUNTY OF HONOLULU                             )

On this 14th day of January, 2013, before me personally appeared CHARLES W. LOOMIS, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

/s/ Leimomi Clark Notary Public, State of Hawaii Printed Name: Leimomi Clark My commission expires: 01/30/2016

(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description:  Note and Mortgage Assumption Agreement
Doc. Date: ___________________ or x Undated at time of notarization.
No. of Pages: 43 Jurisdiction:  First Circuit
                         (in which notarial act is performed)
/s/ Leimomi Clark                                                                     January 14, 2013
Signature of Notary                                                                Date of Notarization and
   Certification Statement
Leimomi Clark                                                                                                                                         (Official Stamp or Seal)
Printed Name of Notary

MIAMI 3481702.7 72496/41980

EXECUTION COPY

EXHIBIT A

LEGAL DESCRIPTION

Tax Map Key: -                                 (1) 8-6-001-005 (Lots 672-A & 514-C-2)
                (1) 8-6-001-055 (Lot 514-B-2)

All of those certain parcels of land situate at Waianae and Lualualei, District of Waianae, City and County of Honolulu, State of Hawaii, described as follows:

LOTS           672-A, area 10.000 acres, more or less, as shown on Map 75,
     514-C-2, area 1.000 acre, more or less, as shown on Map 59, and
     514-B-2, area 83,908 square feet, more or less, as shown on Map 276, together with access and utility easements over Easement "197" affecting Lot 873-A and Easement "198" affecting Lot 873-B, as set forth by Land Court Order No. 90248, filed June 21, 1988 the maps referred to herein by numbers are filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1102 (amended) of Waianae Company;

Being land(s) described in Transfer Certificate of Title No. 1054608 issued to A&B Waianae LLC, a Delaware limited liability company.

BEING THE PREMISES ACQUIRED BY LIMITED WARRANTY DEED

GRANTOR:                              TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company

GRANTEE:                               A&B WAIANAE LLC, a Delaware limited liability company

DATED:                                    January 22, 2013

RECORDED:                             Land Court Document No. T-8422249

Tax Map Key:- (1) 8-6-001-045 (Lot 672-B-1)

All of that certain parcel of land situate at Waianae and Lualualei, District of Waianae, City and County of Honolulu, State of Hawaii, described as follows:

Lot 672-B-1, area 2.689 acres, more or less, as shown on Map 386, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1102 (amended) of Waianae Company;

Being land(s) described in Transfer Certificate of Title No. ___1054608_____ issued to A&B Waianae LLC, a Delaware limited liability company.

BEING THE PREMISES ACQUIRED BY LIMITED WARRANTY DEED

GRANTOR:                                TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company

GRANTEE:                                A&B WAIANAE LLC, a Delaware limited liability company

DATED:                                     January 22, 2013

               RECORDED:                              Land Court Document No.  T-8422249

MIAMI 3481702.7 72496/41980

EXECUTION COPY

EXHIBIT B

LOAN DOCUMENTS

1. Promissory Note dated September 19, 2005, in the principal amount of $22,200,000.00, executed by West Oahu Mall Associates LLC, a Hawaii limited liability company ("Original Borrower") in favor of IXIS Real Estate Capital Inc. ("Original Lender"), and endorsed to the order of Lender, the obligations of Original Borrower thereunder being assumed by Current Borrower pursuant to the terms of that certain Note and Mortgage Assumption Agreement (the "2010 Assumption Agreement") dated as of May 28, 2010, effective as of June 4, 2010, by and among Bank of America, N.A., a national banking association, successor by merger to LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ11 ("2010 Lender"), Original Borrower and Current Borrower, filed on June 8, 2010, with the Office of the Assistant Registrar of the Land Court, State of Hawaii (the "Records"), as Document No. 3969395 (the "Note").

2. Mortgage, Assignment of Leases and Rents and Security Agreement dated as of September 19, 2005, executed by Original Borrower in favor of Original Lender and recorded September 19, 2005 as Document No. 3328441 filed in the Records, the obligations of Original Borrower thereunder being assumed by Current Borrower pursuant to the terms of the 2010 Assumption Agreement and assigned to Lender ("Security Instrument").

3. Loan Agreement dated as of September 19, 2005, by and between Original Borrower in favor of Original Lender, the obligations of Original Borrower thereunder being assumed by Current Borrower pursuant to the terms of the 2010 Assumption Agreement and assigned to Lender (the "Loan Agreement").

4. Assignment of Leases and Rents dated as of September 19, 2005, executed by Original Borrower in favor of Original Lender and filed on September 19, 2005 as Document No. 3328442 in the Records, the obligations of Original Borrower thereunder being assumed by Current Borrower pursuant to the terms of the 2010 Assumption Agreement and assigned to Lender, and assigned to Lender.

5. UCC Financing Statement reflecting Original Borrower, as debtor, and Original Lender, as secured party and filed with the Secretary of State of Hawaii under Document No. 2005-195180 in the Bureau of Conveyances of the State of Hawaii, and assigned to Lender.

6. Guaranty of Recourse Obligations dated as of September 19, 2005, executed by Joseph Daneshgar ("Original Indemnitor") in favor of Original Lender, the obligations of Original Indemnitor thereunder being modified and assumed by Current Borrower pursuant to the terms of the Joinder by and Agreement of New Indemnitor attached to the 2010 Assumption Agreement executed by Current Indemnitors and assigned to Lender (the "Guaranty").

7. Consent and Subordination of Manager dated as of September 19, 2005, executed by CBI, Inc., dba Grubb & Ellis/CBI ("Grub & Ellis"), as Project Manager and Original Borrower in favor of Original Lender, and assigned to Lender.

8. Consent and Subordination of Manager dated as of June 4, 2010, executed by TNP Property Manager, LLC, as Property Manager and Current Borrower in favor of 2010 Lender, and assigned to Lender.

9. Consent and Subordination of Sub-Manager dated as of June 4, 2010, executed by Consent and Subordination of Manager dated as of September 19, 2005, executed by Grubb & Ellis, as Sub- Manager, TNP Property Manager, LLC, as Property Manager, and Current Borrower in favor of Original Lender, and assigned to Lender.

10. Assignment of Agreements, Licenses, Permits and Contracts dated as of September 19, 2005 (the "Assignment of Agreements") executed by Original Borrower in favor of Original Lender, the obligations of Original Borrower thereunder being assumed by Current Borrower pursuant to the terms of the 2010 Assumption Agreement, and assigned to Lender.

11. Post-Closing Agreement dated September 19, 2005 (the "Post-Closing Agreement") executed by Original Borrower in favor of Original Lender, and assigned to Lender.

MIAMI 3481702.7 72496/41980

EXECUTION COPY

EXHIBIT C

RENT ROLL

(INTENTIONALLY DELETED FOR PURPOSES OF RECORDING)

MIAMI 3481702.7 72496/41980

EXECUTION COPY

JOINDER BY AND AGREEMENT OF CURRENT INDEMNITOR

The undersigned, TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P. a Delaware limited  partnership (the "TNP Operating Partnership"), TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation (the "TNP REIT"), TNP PROPERTY MANAGER, LLC, a Delaware limited liability company, ("Project Manager") and ANTHONY THOMPSON ("Thompson," together with the TNP Operating Partnership, the TNP REIT, the TNP Property Manager sometimes collectively referred to herein "Current Indemnitor") under the Guaranty executed in connection with the Loan described in the Note and Mortgage Assumption Agreement ("Agreement") to which this Joinder by and Agreement of Current Indemnitor ("Current Indemnitor Joinder") is attached, hereby represents and warrants to, and acknowledges and agrees with, Lender the following:

1. Defined Terms.  All capitalized terms used in this Current Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement.

2. Reaffirmation of Guaranty.  The Guaranty constitutes the valid, legally binding joint and several obligation of Current Indemnitor, enforceable against Current Indemnitor in accordance with its terms.  By Current Indemnitor's execution hereof, Current Indemnitor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which Current Indemnitor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty or any of the other Loan Documents.

3. Agreements of Current Indemnitor.  Current Indemnitor consents to the execution and delivery of the Agreement by Current Borrower and New Borrower and agrees and acknowledges that, except as set forth in paragraph 5 below, the liability of Current Indemnitor under the Guaranty shall not be diminished in any way by the execution and delivery of the Agreement or by the consummation of any of the transactions contemplated therein, including but not limited to the Requested Actions.

4. Authority Representations by the Current Indemnitor.  The execution and delivery of, and performance under, this Current Indemnitor Joinder, the Guaranty by Current Indemnitor will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Current Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which  Current Indemnitor is a party or by which the Project may be bound or affected.

5. Release of Current Indemnitor under Guaranty.  Notwithstanding anything to the contrary in this Current Indemnitor Joinder, the Loan Agreement, the Security Instrument, or the other Loan Documents, each Current Indemnitor's obligations under the Guaranty shall not apply with respect to, and by acceptance of this Original Indemnitor Joinder, Lender agrees that Current Indemnitor is hereby released from any and all of Current Indemnitor's obligations (the "Guaranteed Obligations") under the Guaranty for acts or events occurring or obligations arising after the Acquisition Date, except (i) if such Guaranteed Obligations are caused by Original Borrower and/or Current Indemnitor and/or any of their agents, or (ii) for the Environmental Indemnity Obligations Under Guaranty occurring after the Acquisition Date if such Environmental Indemnity Obligations Under Guaranty are (a) caused by Current Borrower, Current Indemnitor and/or any of their agents or (b) result from the existence of conditions existing prior to the Acquisition Date or migrating to or from any portion of the Project prior to the Acquisition Date, or result from a violation of Environmental Law (as defined in the Loan Agreement) prior to the Acquisition Date.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

MIAMI 3481702.7 72496/41980

EXECUTION COPY

The undersigned Current Indemnitor has executed and delivered this Current Indemnitor Joinder to be effective as of the date of the Agreement.

      CURRENT INDEMNITOR:

TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner
By: /s/ Dee Balch
Name: Dee Balch
Title: CFO

STATE OF                      California                                )
           ) SS.:
COUNTY OF                  Orange                                     )

The foregoing instrument was acknowledged before me this 11th  day of  January, 2013, by  Dee Balch,  as _____________ of TNP Strategic Retail Trust, Inc., a Maryland corporation, as General Partner of TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, on behalf of the limited partnership.  He/She is ____ personally known to me or has produced ________________________ as identification and did not take an oath.

                /s/ Thuy Nguyen
                                                                            Notary Public, State of California
                                                                            Print Name: Thuy Nguyen

                                                                            My Commission Expires:  06/27/2014

[Notarial Seal]

MIAMI 3481702.7 72496/41980

EXECUTION COPY
CURRENT INDEMNITOR EXECUTION PAGE TO JOINDER

The undersigned Current Indemnitor has executed and delivered this Current Indemnitor Joinder to be effective as of the date of the Agreement.

      CURRENT INDEMNITOR:

TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation
By: /s/ Dee Balch
Name: Dee Balch
Title: CFO

STATE OF                      California                                 )
            ) SS.:
COUNTY OF                  Orange                                      )

The foregoing instrument was acknowledged before me this 11th day of  January, 2013, by Dee Balch, as _____________ of TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation, on behalf of the corporation.  He/She is ____ personally known to me or has produced ________________________ as identification and did not take an oath.

                                   /s/ Thuy Nguyen
                                                                            Notary Public, State of California
                                                                            Print Name: Thuy Nguyen

                                                                            My Commission Expires:  06/27/2014
[Notarial Seal]

MIAMI 3481702.7 72496/41980

EXECUTION COPY
CURRENT INDEMNITOR EXECUTION PAGE TO JOINDER

The undersigned Current Indemnitor has executed and delivered this Current Indemnitor Joinder to be effective as of the date of the Agreement.

      CURRENT INDEMNITOR:

TNP PROPERTY MANAGER, LLC, a Delaware limited liability company By: Thompson National Properties, LLC, its sole member

By: /s/ Anthony Thompson
Name: Anthony Thompson
Title: CEO

STATE OF                      California                                 )
            ) SS.:
COUNTY OF                  Orange                                      )

The foregoing instrument was acknowledged before me this 11 day of  January, 2013, by  Anthony W. Thompson , as _____________ of Thompson National Properties, LLC, a Delaware limited liability company, as sole member of TNP PROPERTY MANAGER, LLC, a Delaware limited liability company, on behalf of the limited liability company.  He/She is ____ personally known to me or has produced California DL as identification and did not take an oath.

                                  /s/ Bhriza Camacho
                              Notary Public, State of California
                               Print Name: Bhirza Camacho

                                                My Commission Expires: 11/16/16

[Notarial Seal]

MIAMI 3481702.7 72496/41980

EXECUTION COPY
CURRENT INDEMNITOR EXECUTION PAGE TO JOINDER

The undersigned Current Indemnitor has executed and delivered this Current Indemnitor Joinder to be effective as of the date of the Agreement.

CURRENT INDEMNITOR:

/s/ Anthony Thompson
ANTHONY THOMPSON

STATE OF                      California                      )
 ) SS.:
COUNTY OF                  Orange                          )

The foregoing instrument was acknowledged before me this 11th  day of  January, 2013, by ANTHONY THOMPSON.  He is ____ personally known to me or has produced California DL  as identification and did not take an oath.

                                   /s/ Bhriza Camacho
                                    Notary Public, State of California
                                    Print Name: Bhirza Camacho

                                        My Commission Expires:  11/16/16

[Notarial Seal]

MIAMI 3481702.7 72496/41980

EXECUTION COPY
CURRENT INDEMNITOR EXECUTION PAGE TO JOINDER

JOINDER BY AND AGREEMENT OF NEW INDEMNITOR

The undersigned, ALEXANDER & BALDWIN, INC., a Hawaii corporation ("New Indemnitor"), being the Principal referred to in the Agreement to which this Joinder (the "New Indemnitor Joinder") is attached, intending to be legally bound under the terms and provisions of the Guaranty and pursuant to the provisions of this New Indemnitor Joinder, hereby represents and warrants to and acknowledges and agrees with Lender the following:

1. Defined Terms.  All capitalized terms used in this New Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement.

1. Benefit to New Indemnitor.  New Indemnitor, owning a direct and/or indirect interest in New Borrower as a result of the Requested Actions, shall receive a substantial benefit from Lender's consent to the Requested Actions.

2. Modifications to Guaranty.  In addition to the amendments to the Guaranty set forth in Section 3, the following modifications to the Guaranty shall apply:

(a)           Governing Law.  Each reference to “California” set forth in Section 9 of the Guaranty is hereby revised to read “Hawaii." and

(b)           California Matters.  Section 19 of the Guaranty is hereby deleted

3.           Assumption by New Indemnitor of Amended Guaranty.  Except as provided below with respect to the Environmental Indemnity Obligations Under Guaranty, from and after the Acquisition Date, New Indemnitor hereby assumes and agrees to be liable and responsible for and bound by all of Current Indemnitor's obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Guaranty, as amended hereby and by the terms of the Joinder by and Agreement of New Indemnitor (the "2010 Joinder") attached to the 2010 Assumption Agreement (collectively, the "Amended Guaranty"), as fully and completely as if New Indemnitor had originally executed and delivered such Amended Guaranty, as the guarantor thereunder.  New Indemnitor further agrees to pay, perform and discharge each and every obligation of payment and performance of any guarantor under, pursuant to and as set forth in the Amended Guaranty, at the time, in the manner and otherwise in all respects as therein provided.  With respect to the Environmental Indemnity Obligations Under Guaranty, the liability of New Indemnitor shall be joint and several with that of New Borrower and shall not be limited to the Environmental Indemnity Obligations Under Guaranty occurring from and after the Acquisition Date. From and after the date hereof, the Guaranty is amended to provide that all references to the term "Borrower" used in the Guaranty shall mean and refer to New Borrower and the term "Guarantor" used in the Guaranty shall mean and refer to New Indemnitor.  Except as modified by the terms of this New Indemnitor Joinder, the Amended Guaranty remains unmodified and in full force and effect.

4. Additional Payment Guaranty.  In addition to, and not in substitution for or modification or amendment of the Guaranty, New Indemnitor hereby absolutely, unconditionally and irrevocably guarantee to Lender the full and prompt payment of the Loan Obligations (as defined in the Security Instrument), when due, whether at stated maturity, upon acceleration, or otherwise, and at all times thereafter, provided, however, liability under the provisions of this Section 3 shall not exceed ten percent (10%) of the outstanding principal balance of the Loan upon the occurrence of an Event of Default under the Loan Agreement, plus any cost incurred by Lender in connection with the enforcement of this additional payment guaranty and/or the Loan Documents, which costs shall include, but not be limited to, attorneys fees and costs incurred by Lender at all levels of appeal and in bankruptcy of New Borrower and/or New Indemnitor (collectively, "Additional Payment Guaranty").  The 10% limitation on the debt guaranty provided herein is not intended to limit any liability of New Borrower for any Borrower Recourse Liabilities or Springing Recourse Events described in Section 10.1 of the Loan Agreement nor of New Indemnitor under the Guaranteed Obligations as defined in the Amended Guaranty.

5. Confirmation of Representations.  By its execution hereof, New Indemnitor confirms the representations and warranties and agrees to the covenants regarding New Indemnitor set forth in the Agreement.

6. Representations by New Indemnitor

a.   The execution and delivery of this New Indemnitor Joinder, and performance by New Indemnitor under the New Indemnitor Joinder and the Guaranty will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Indemnitor is a party or by which the Project may be bound or affected

b. The Financial Statements of New Indemnitor which have been previously delivered to Lender are, to New Indemnitor's actual knowledge, true, complete and accurate in all material respects and accurately represent the financial condition of Principal as of the date thereof.  All of the assets shown on the Financial Statements of New Indemnitor are owned by New Indemnitor, individually, as its sole and separate property, and not otherwise jointly with any other person or entity.  There has not been any material adverse change to the financial condition of New Indemnitor  between the date of the Financial Statements and the date of this Agreement.  New Indemnitor shall timely comply with all financial, bookkeeping and reporting requirements set forth in the Loan Documents, including, without limitation, those set forth in Section 6.3 of the Loan Agreement, as amended by the terms of the Agreement.

c. Lender acknowledges and agrees that the representations set forth in Sections 6(d)-(f) of the 2010 Joinder are not applicable to New Indemnitor.

7. Notices to New Indemnitor.  From and after the Acquisition Date, Lender shall deliver any notices to New Indemnitor which are required to be delivered pursuant to the Guaranty, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to the New Indemnitor at the following address:

ALEXANDER & BALDWIN, INC.
822 Bishop Street
Honolulu, Hawaii 96813
Attn: Lance Parker
Facsimile: (808) 525-8447

All notices to be sent by New Indemnitor to Lender under the Guaranty and the other Loan Documents shall be sent to Lender in the manner set forth in and at the address shown in Section 4.6 of the Agreement to which this New Indemnitor Joinder is attached.

 (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

MIAMI 3481702.7 72496/41980

EXECUTION COPY

The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

NEW INDEMNITOR:

ALEXANDER & BALDWIN, INC.,

a Hawaii corporation

By:  /s/ Nelson N.S. Chun_______________
          Nelson N.S. Chun
                        Its Senior Vice President

By:  /s/ Charles W. Loomis
          Charles W. Loomis
                        Its Assistant Secretary

MIAMI 3481702.7 72496/41980

EXECUTION COPY
NEW INDEMNITOR EXECUTION PAGE TO JOINDER

STATE OF HAWAII                                                          )
)      SS:
CITY AND COUNTY OF HONOLULU                            )

On this 14th day of January, 2013, before me personally appeared NELSON N.S. CHUN, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

/s/ Leimomi Clark Notary Public, State of Hawaii Printed Name: Leimomi Clark My commission expires: 1/30/2016

(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description:  Joinder By and Agreement of New Indemnitor
Doc. Date: ___________________ or  x Undated at time of notarization.
No. of Pages: 6                                                                           Jurisdiction:  First Circuit
                                     (in which notarial act is performed)
/s/ Leimomi Clark                                                                       January 14, 2013
Signature of Notary                                                                  Date of Notarization and
     Certification Statement
Leimomi Clark                                                                                                                               (Official Stamp or Seal)
Printed Name of Notary

MIAMI 3481702.7 72496/41980

EXECUTION COPY

STATE OF HAWAII                                                           )
)      SS:
CITY AND COUNTY OF HONOLULU                            )

On this 14th day of January, 2013, before me personally appeared Charles W. Loomis, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

/s/ Leimomi Clark Notary Public, State of Hawaii Printed Name: Leimomi Clark My commission expires: 01/30/2016

(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description:  Joinder By and Agreement of New Indemnitor
Doc. Date: ___________________ or  x Undated at time of notarization.
No. of Pages: __6________                                              Jurisdiction:  First Circuit
                                (in which notarial act is performed)
/s/ Leimomi Clark                                                                   January 14, 2013
Signature of Notary                                                             Date of Notarization and
Certification Statement
Leimomi Clark                                                                                                                                         (Official Stamp or Seal)
Printed Name of Notary

-  -
ImanageDB:2294234.10